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                                                                    EXHIBIT 10.1



    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ST Assembly Test Services Ltd, a Singapore corporation (the "Company"), does hereby certify that, to the best of such officer's knowledge:

     1. The accompanying Annual Report of the Company on Form 20-F for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to ST Assembly Test Services Ltd and will retained by ST Assembly Test Services Ltd and furnished to the Securities and Exchange Commission or its staff upon request.





                                           /s/ Tan Lay Koon
                                         -------------------------------------
                                  Name:  Tan Lay Koon
                                  Title: President and Chief Executive Officer
                                  Date:  March 31, 2003


                                           /s/ Pearlyne Wang
                                         -------------------------------------
                                  Name:  Pearlyne Wang
                                  Title: Acting Chief Financial Officer
                                  Date:  March 31, 2003

In accordance with the interim guidance for Section 906 certification issued by the United States Securities and Exchange Commission on March 21, 2003 in Release No. 33-8212, this certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ST Assembly Test Services Ltd specifically incorporates it by reference.